UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 15, 2007

                             Del Laboratories, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                        1-5439                 13-1953103
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(State or Other Jurisdiction            (Commission             (IRS Employer
      of Incorporation)                File Number)          Identification No.)

726 RexCorp Plaza, P. O. Box 9357, Uniondale, New York               11553-9357
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        (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code: (516) 844-2020


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 15, 2007, DLI Holding Corp. ("DLI Holding") and DLI Holding LLC (the "LLC") entered into an Equity Settlement Agreement (the "Equity Settlement Agreement") with William McMenemy, a director and former officer of Del Laboratories, Inc. (the "Company"). The Company is an indirect wholly-owned subsidiary of DLI Holding, and the LLC owns 99.99% of DLI Holding's common stock. Pursuant to the Equity Settlement Agreement, DLI Holding agreed to pay Mr. McMenemy a total of $2,000,259.38 to repurchase (i) 571.42 shares of the common stock of DLI Holding (the "Shares") and (ii) options to purchase 134,821 shares of the common stock of DLI Holding Corp. ("the Options"). The payment was funded by the Company. Also in connection with this transaction, Mr. McMenemy agreed to forfeit the 5,454.42 operating units he held in the LLC. The Shares were repurchased pursuant to the terms of the Transition Arrangements Agreement, dated as of August 15, 2005, among Mr. McMenemy, DLI Holding and the LLC, filed as Exhibit 10.1 to the Company's Current Report on Form 8-K, dated August 19, 2005. The Options were repurchased pursuant to the Rollover Stock Option Agreement, dated as of January 27, 2005, between DLI Holding and Mr. McMenemy, filed as Exhibit 10.13 to the Company's S-4 Registration Statement, dated April 27, 2005. The Shares, the Options, and the operating units in the LLC constituted Mr. McMenemy's entire equity interest in the Company and its affiliates.

Effective February 15, 2007, Mr. McMenemy resigned from the Board of Directors of the Company, pursuant to the Equity Settlement Agreement.

A copy of the Equity Settlement Agreement is filed as Exhibit 10.01 hereto and is incorporated herein by reference.

ITEM 9.01 EXHIBITS

Exhibit 10.01. Equity Settlement Agreement, dated as of February 15, 2007 among DLI Holding Corp., DLI Holding LLC and William McMenemy.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            DEL LABORATORIES, INC.

                            By: /s/ Joseph Sinicropi
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                            Joseph Sinicropi
                            Executive Vice President and Chief Financial Officer

Date: February 15, 2007